NUVEEN HIGH YIELD BOND FUND

SUPPLEMENT DATED JUNE 24, 2011

TO THE SUMMARY PROSPECTUS

DATED JANUARY 18, 2011

Proposed Reorganization of Nuveen High Yield Bond Fund into Nuveen High Income Bond Fund

The Board of Trustees/Directors of Nuveen Investment Trust III (the “Trust”) and Nuveen Investment Funds, Inc. (the “Company”) has approved the reorganization of Nuveen High Yield Bond Fund (“High Yield Fund”), a series of the Trust, into Nuveen High Income Bond Fund (“High Income Fund”), a series of the Company (the “Reorganization”). The Reorganization is subject to approval by the shareholders of High Yield Fund.

If High Yield Fund shareholders approve the Reorganization, High Yield Fund will transfer all of its assets and liabilities to High Income Fund in exchange for High Income Fund shares of equal value. These High Income Fund shares will then be distributed to High Yield Fund shareholders and High Yield Fund will be terminated. As a result of these transactions, High Yield Fund shareholders will become shareholders of High Income Fund and will cease to be shareholders of High Yield Fund. Each High Yield Fund shareholder will receive High Income Fund shares with a total value equal to the total value of that shareholder’s High Yield Fund shares immediately prior to the closing of the Reorganization.

A special meeting of High Yield Fund shareholders for the purpose of voting on the Reorganization is expected to be held in early October 2011. If the required approval is obtained, it is anticipated that the Reorganization will be consummated shortly after the shareholder meeting. Further information regarding the proposed Reorganization will be contained in proxy materials that are expected to be sent to High Yield Fund shareholders in August 2011.

High Yield Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for the special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-HYBS-0611P